UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 26, 2005


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


                   NEBRASKA                001-31924           84-0748903
         (State or other jurisdiction     (Commission       (I.R.S. Employer
              of incorporation)          File Number)     Identification No.)

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                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                            68508
                (Address of principal executive offices)             (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03.  Creation of a Direct Financial Obligation or an Obligation
            Under an Off-Balance Sheet Arrangement of a Registrant.

               Nelnet Student Loan Funding, LLC ("Nelnet Funding"), Nelnet Education Loan Funding, Inc., NHELP-III, Inc., and EMT Corp. are wholly owned subsidiaries of National Education Loan Network, Inc. National Education Loan Network, Inc. is a wholly owned subsidiary of Nelnet, Inc.

               On April 26, 2005, Nelnet Student Loan Trust 2005-2 (the "Trust"), of which Nelnet Funding is the Sponsor, and Zions First National Bank, in its capacity as Indenture Trustee and as Eligible Lender Trustee, executed and delivered an Indenture of Trust dated as of April 1, 2005, pursuant to which the Trust issued $2,000,000,000 of Student Loan Asset-Backed Notes (the "Notes").

               The Trust used the proceeds from the sale of the Notes to purchase student loans originated under the Federal Family Education Loan Program from Nelnet Funding. A portion of the student loans the Trust acquired were purchased from Nelnet Education Loan Funding, Inc., NHELP-III, Inc., and EMT Corp. by Nelnet Funding.

               A description of the transaction and the documents executed in connection with the transaction are included in the Trust's Form 8-K (Reg. No. 333-118566-02) filed on April 29, 2005.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005

                                      NELNET, INC.




                                      By:     /s/ Terry J. Heimes
                                           -------------------------------------
                                           Name:    Terry J. Heimes
                                           Title:   Chief Financial Officer